2

                         NORTHSTAR REALTY FINANCE CORP.
                             SHARES OF COMMON STOCK

                             UNDERWRITING AGREEMENT

                                                            December [__], 2005

FRIEDMAN, BILLINGS, RAMSEY & CO., INC.
BANC OF AMERICA SECURITIES LLC
JMP SECURITIES LLC
  as Representatives of the several Underwriters
c/o Friedman, Billings, Ramsey & Co., Inc.
1001 19th Street North
Arlington, Virginia  22209

Dear Sirs:

                  NorthStar Realty Finance Corp., a Maryland corporation (the
"Company"), and NorthStar Realty Finance Limited Partnership, a Delaware limited partnership (the "Operating Partnership"), each confirms its agreement with each of the Underwriters listed on Schedule I hereto (collectively, the
"Underwriters"), for whom Friedman, Billings, Ramsey & Co., Inc., Banc of
America Securities LLC and JMP Securities LLC are acting as Representatives (in such capacity, collectively, the "Representatives"), with respect to (i) the sale by the Company of 8,000,000 shares (the "Initial Shares") of Common Stock, par value $0.01 per share, of the Company (the "Common Stock") and the purchase by the Underwriters, acting severally and not jointly, of the respective number of shares of Common Stock set forth opposite the names of each of the
Underwriters listed in Schedule I hereto, and (ii) the grant of the option described in Section 1(b) hereof to purchase all or any part of 1,200,000 additional shares of Common Stock to cover over-allotments (the "Option
Shares"), if any, from the Company to the Underwriters, acting severally and not jointly, in the respective numbers of shares of Common Stock set forth opposite the names of the Underwriters in Schedule I hereto. The Initial Shares and all or any part of the Option Shares are hereinafter called, collectively, the
"Shares."

                  The Company understands that the Underwriters propose to make a public offering of the Shares as soon as the Underwriters deem advisable after this Underwriting Agreement (the "Agreement") has been executed and delivered.

                  The Company has filed a registration statement on Form S-11
(No. 333-128962), including a preliminary prospectus, with the Securities and
Exchange Commission (the "Commission") for the registration of the Shares under the Securities

Act of 1933, as amended (the "Securities Act"), and the rules and regulations thereunder (the "Securities Act Regulations"). The Company has prepared and filed such amendments to the registration statement and such amendments or supplements to the related preliminary prospectus as have been required to the date hereof. Such registration statement has been declared effective under the
Securities Act by the Commission. The Company agrees to file such post-effective amendments or supplements as may hereafter be required. Such registration statement as amended at the time it was declared effective by the Commission
(and, if the Company files a post-effective amendment to such registration statement which becomes effective prior to the Closing Time (as defined below), such registration statement as so amended) and including all information deemed to be a part of the registration statement pursuant to Rule 430A of the
Securities Act Regulations or otherwise, is hereinafter called the "Registration
Statement." Any registration statement filed pursuant to Rule 462(b) of the
Securities Act Regulations is hereinafter called the "Rule 462(b) Registration
Statement," and after such filing the term "Registration Statement" shall include the 462(b) Registration Statement. The preliminary prospectus, dated as of November 23, 2005, included in the Registration Statement before it became effective under the Securities Act, and any preliminary form of prospectus filed with the Commission by the Company with the consent of the Underwriters pursuant to Rule 424(a) of the Securities Act Regulations is hereinafter called the
"Preliminary Prospectus." The term "Prospectus" means the final prospectus, as first filed with the Commission pursuant to paragraph (1) or (4) of Rule 424(b)
of the Securities Act Regulations, and any amendments thereof or supplements thereto. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

                  The term "Disclosure Package" means (i) the Preliminary
Prospectus, as most recently amended or supplemented as of the date hereof, (ii)
the Issuer Free Writing Prospectuses (as defined below), if any, identified in
Schedule II hereto, (iii) any other Free Writing Prospectus (as defined below)
that the parties hereto shall hereafter expressly agree to treat as part of the
Disclosure Package, and (iv) the information identified in Schedule III hereto.

                  The term "Issuer Free Writing Prospectus" means any issuer free writing prospectus, as defined in Rule 433 of the Securities Act
Regulations. The term "Free Writing Prospectus" means any free writing prospectus, as defined in Rule 405 of the Securities Act Regulations.

     1. Sale and Purchase.
        ------------------

     (a) Initial Shares. Upon the basis of the warranties and representations and other terms and conditions herein set forth, at the purchase price per share of Common Stock of $[___], the Company agrees to sell to the Underwriters the
Initial Shares and each Underwriter agrees, severally and not jointly, to purchase from the Company the number of Initial Shares set forth in Schedule I opposite such Underwriter's name, plus any additional number of Initial Shares which such Underwriter may become obligated to

                                      -2-

purchase pursuant to the provisions of Section 8 hereof, subject in each case, to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional shares.

     (b) Option Shares. In addition, upon the basis of the warranties and representations and other terms and conditions herein set forth, at the purchase price per share of Common Stock set forth in paragraph (a) above, the Company hereby grants an option to the Underwriters, acting severally and not jointly, to purchase from the Company all or any part of the Option Shares, plus any additional number of Option Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 8 hereof. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time within such 30-day period only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Shares upon notice by the Representatives to the
Company setting forth the number of Option Shares as to which the several
Underwriters are then exercising the option and the time and date of payment and delivery for such Option Shares. Any such time and date of delivery (a "Date of
Delivery") shall be determined by the Representatives, but shall not be later than five full business days after the exercise of such option, nor in any event prior to the Closing Time (as defined below). If the option is exercised as to all or any portion of the Option Shares, the Company will sell that number of
Option Shares then being purchased and each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of
Option Shares then being purchased which the number of Initial Shares set forth in Schedule I opposite the name of such Underwriter bears to the total number of
Initial Shares, subject in each case to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional shares.

     2. Payment and Delivery.
        ---------------------

     (a) Initial Shares. The Initial Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Company shall be delivered by or on behalf of the Company to the Representatives, including, at the option of the
Representatives, through the facilities of The Depository Trust Company ("DTC")
for the account of such Underwriter, against payment by or on behalf of such
Underwriter of the purchase price therefor by wire transfer of Federal
(same-day) funds to the account specified to the Representatives by the Company upon at least forty-eight hours' prior notice. The Company will cause the certificates representing the Initial Shares to be made available for checking and packaging at least twenty-four hours prior to the Closing Time (as defined below) with respect thereto at the office of King & Spalding LLP, 1185 Avenue of the Americas, New York, New York 10036, or at the office of DTC or its designated custodian, as the case may be (the "Designated Office"). The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on the third (fourth, if the determination of the

                                      -3-

purchase price of the Initial Shares occurs after 4:30 p.m., New York City time)
business day after the date hereof (unless another time and date shall be agreed to by the Representatives and the Company). The time and date at which such delivery and payment are actually made is hereinafter called the "Closing Time."

     (b) Option Shares. Any Option Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Company shall be delivered by or on behalf of the Company to the Representatives, including, at the option of the
Representatives, through the facilities of DTC for the account of such
Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified to the Representatives by the Company upon at least forty-eight hours'
prior notice. The Company will cause the certificates representing the Option
Shares to be made available for checking and packaging at least twenty-four hours prior to the Date of Delivery with respect thereto at the Designated
Office. The time and date of such delivery and payment shall be 9:30 a.m., New
York City time, on the date specified by the Representatives in the notice given by the Representatives to the Company of the Underwriters' election to purchase such Option Shares or on such other time and date as the Company and the
Representatives may agree upon in writing.

     3. Representations and Warranties of the Company and the Operating
        ---------------------------------------------------------------
        Partnership.
        ------------

         The Company and the Operating Partnership, jointly and severally, represent and warrant to the Underwriters, as of the date hereof, as of the
Closing Time and as of any Date of Delivery, that:

          (i) the Company has an authorized capitalization as set forth in both the Prospectus and the Disclosure Package; the outstanding shares of capital stock of the Company and NRFC Sub-REIT Corp., a Maryland corporation and a subsidiary of the Operating Partnership (the "Private
     REIT"), have been duly and validly authorized and issued and are fully paid and nonassessable; the outstanding partnership interests of the Operating
     Partnership have been duly and validly authorized and issued;

          (ii) the outstanding partnership interests of the Operating
     Partnership directly or indirectly owned of record and beneficially by the
     Company are as described in both the Prospectus and the Disclosure Package;
     all of the outstanding shares of capital stock of the Private REIT are directly and indirectly owned of record and beneficially by the Operating
     Partnership and the Company, respectively;

          (iii) except as disclosed in both the Prospectus and the Disclosure
     Package, there are no outstanding (A) securities or obligations of the
     Company or the subsidiaries of the Company set forth in Exhibit 21.1 to the
     Registration

                                      -4-

     Statement (the "Subsidiaries"), which are all of the subsidiaries of the
     Company, convertible into or exchangeable for any capital stock of or partnership interests, membership interests or other equity interests, as the case may be, in the Company or any such Subsidiary, (B) warrants, rights or options to subscribe for or purchase from the Company or any
     Subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (C) obligations of the Company or any
     Subsidiary to issue any securities or obligations, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options;

          (iv) each of the Company and the Subsidiaries has been duly incorporated or organized and is validly existing as a corporation, general or limited partnership or limited liability company, as the case may be, in good standing under the laws of its respective jurisdiction of incorporation or organization;

          (v) each of the Company and the Subsidiaries have the corporate, partnership or limited liability company power, as the case may be, and authority to own their respective properties and conduct their respective businesses, each as described in each of the Registration Statement, the
     Prospectus and the Disclosure Package, and, in the case of the Company and the Operating Partnership, to execute and deliver this Agreement and to consummate the transactions described in this Agreement;

          (vi) the Company and the Subsidiaries are duly qualified or licensed and in good standing in each jurisdiction where such qualification or license is required except where the failure, individually or in the aggregate, to be so qualified or licensed could not reasonably be expected to have a material adverse effect on the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise), present or prospective, of the Company and the Subsidiaries taken as a whole (any such effect or change, where the context so requires, is hereinafter called a "Material Adverse Effect" or "Material Adverse
     Change");

          (vii) except as disclosed in both the Prospectus and the Disclosure
     Package, the Operating Partnership is neither prohibited nor restricted, directly or indirectly, from paying dividends to the Company, or from making any other distribution with respect to the Operating Partnership's partnership interests or from repaying to the Company or another subsidiary of the Company any amounts which may from time to time become due under any loans or advances to the Operating Partnership from the Company or another subsidiary of the Company, or from transferring the Operating Partnership's property or assets to the Company or another subsidiary of the Company;

          (viii) except as disclosed in both the Prospectus and the Disclosure
     Package, the Private REIT is neither prohibited nor restricted, directly or

                                      -5-

     indirectly, from paying dividends to the Operating Partnership, or from making any other distribution with respect to the Private REIT's shares of capital stock or from repaying to the Company, the Operating Partnership or another subsidiary of the Company any amounts which may from time to time become due under any loans or advances to the Private REIT from the
     Company, the Operating Partnership or another subsidiary of the Company, or from transferring the Private REIT's property or assets to the Company, the
     Operating Partnership or another subsidiary of the Company;

          (ix) except as disclosed in both the Prospectus and the Disclosure
     Package, no Subsidiary (other than the Operating Partnership and the
     Private REIT, which are covered above) is either prohibited or restricted, directly or indirectly, from paying dividends to the Operating Partnership or the Private REIT, to the extent such Subsidiary is a direct subsidiary of the Operating Partnership or the Private REIT, or from making any other distribution with respect to the outstanding membership interests of such
     Subsidiary or from repaying to the Company, the Operating Partnership or another subsidiary of the Company any amounts which may from time to time become due under any loans or advances to such Subsidiary from the Company, the Operating Partnership or another subsidiary of the Company, or from transferring such Subsidiary's property or assets to the Company, the
     Operating Partnership or another subsidiary of the Company;

          (x) the Company does not own, directly or indirectly, any capital stock or other equity securities of any corporation or any ownership interest in any partnership, joint venture or other entity other than as disclosed in both the Prospectus and the Disclosure Package;

          (xi) the Agreement of Limited Partnership of the Operating
     Partnership, dated as of October 19, 2004 (the "Partnership Agreement"), has been duly and validly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by general principles of equity;

          (xii) the Company is the sole general partner of the Operating
     Partnership and the holder of units of partnership interest in the
     Operating Partnership ("OP Units") representing an ownership interest in the Operating Partnership in the percentage set forth in both the
     Prospectus and the Disclosure Package, free and clear of any pledge, lien, encumbrance, security interest or other claim;

          (xiii) neither the Company nor any Subsidiary is in breach of or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under), its respective organizational

                                      -6-

     documents, or in the performance or observance of any obligation, agreement, covenant or condition contained in any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or their respective properties or assets is bound, except for such breaches or defaults which could not reasonably be expected to have a
     Material Adverse Effect;

          (xiv) the execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein will not (A) conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under): (1) any provision of the organizational documents of the Company or any Subsidiary, or (2) any provision of any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or their respective assets or properties may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any Subsidiary, except in the case of this clause (2) for such breaches or defaults which could not reasonably be expected to have a Material Adverse Effect; or (B) result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company or any Subsidiary, except for such liens, charges, claims or encumbrances which could not reasonably be expected to have a
     Material Adverse Effect;

          (xv) this Agreement has been duly authorized, executed and delivered by each of the Company and the Operating Partnership and is a legal, valid and binding agreement of each of the Company and the Operating Partnership enforceable against the Company and the Operating Partnership in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general equitable principles, and except to the extent that the indemnification and contribution provisions of Section 9 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof;

          (xvi) no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency is required in connection with the
     Company's or the Operating Partnership's execution, delivery and performance of this Agreement, the consummation of the transactions contemplated herein by the Company or the Operating Partnership, including the Company's issuance, sale and delivery of the Shares, other than (A)
     such as have been obtained, or will have been obtained at the Closing Time or the relevant Date of Delivery, as the case may be, under the Securities
     Act and the Securities Exchange Act of 1934 (the "Exchange Act"), or (B)
     any necessary qualification under the securities or "blue sky" laws of the various jurisdictions in which the Shares are being offered by the
     Underwriters;

                                      -7-

          (xvii) each of the Company and the Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, required in order to conduct their respective businesses as described in both the Prospectus and the Disclosure Package, except to the extent that any failure to have any such licenses, authorizations, consents or approvals, to make any such filings or to obtain any such authorizations, consents or approvals could not, individually or in the aggregate, have a Material Adverse Effect; neither the Company nor any of the Subsidiaries is in violation of, in default under, or has received any notice regarding a possible violation, default or revocation of any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Subsidiaries the effect of which could reasonably be expected to result in a Material
     Adverse Change;

          (xviii) the Registration Statement has been declared effective under the Securities Act by the Commission; the Rule 462(b) Registration
     Statement, if any, is effective; no stop order suspending the effectiveness or the use of the Registration Statement, including any Rule 462(b)
     Registration Statement, has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are threatened by the Commission;

          (xix) the Preliminary Prospectus, as of its date and as of the date hereof, complied, the Registration Statement, as of each effective date and as of the date hereof, complied or will comply, and the Prospectus and any further amendments or supplements to the Registration Statement, the
     Preliminary Prospectus or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, comply in all material respects with the requirements of the Securities Act and the
     Securities Act Regulations; the Registration Statement, as of each effective date and as of the date hereof, did not, does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Preliminary Prospectus, as of its date, did not contain and the Prospectus or any amendment or supplement thereto, as of their respective dates, the date hereof, the Closing Time and on each Date of Delivery (if any), will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the
     Company makes no warranty or representation with respect to any statement contained in the Registration Statement, the Preliminary Prospectus or the
     Prospectus or any amendment or supplement to any of the foregoing in reliance upon and in conformity with the information concerning the
     Underwriters and furnished in writing by or on behalf of the Underwriters through the

                                       -8-

     Representatives to the Company expressly for use therein (that information being limited to that described in the penultimate sentence of the first paragraph of Section 9(b) hereof);

          (xx) as of the date hereof, the Disclosure Package did not, and at the time of each sale of Shares and at the Closing Time and each Date of
     Delivery, the Disclosure Package will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; as of its issue date or date of first use and at all subsequent times through the date hereof, each Issuer Free
     Writing Prospectus did not, and at the time of each sale of Shares and at the Closing Time and each Date of Delivery, each such Issuer Free Writing
     Prospectus will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in the Disclosure
     Package in reliance upon and in conformity with the information concerning the Underwriters and furnished in writing by or on behalf of the
     Underwriters through the Representatives to the Company expressly for use therein (that information being limited to that described in the penultimate sentence of the first paragraph of Section 9(b) hereof);

          (xxi) each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offering and sale of the Shares did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement;

          (xxii) the Company is eligible to use Free Writing Prospectuses in connection with the public offering of the Shares contemplated herein pursuant to Rules 164 and 433 under the Securities Act; any Free Writing
     Prospectus that the Company is required to file pursuant to Rule 433(d)
     under the Securities Act Regulations has been, or will be, filed with the
     Commission in accordance with the requirements of the Securities Act and the Securities Act Regulations; and each Free Writing Prospectus that the
     Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act Regulations or that was prepared by or on behalf of or used by the Company complies or will comply in all material respects with the requirements of the Securities Act and the Securities Act Regulations;

          (xxiii) except for the Issuer Free Writing Prospectuses identified in
     Schedule II hereto, and any electronic road show relating to the public offering of the Shares contemplated herein, the Company has not prepared, used or referred

                                      -9-

     to, and will not, without the prior consent of the Representatives, prepare, use or refer to, any Free Writing Prospectus;

          (xxiv) the Preliminary Prospectus, the Prospectus and any Issuer Free
     Writing Prospectuses (to the extent any such Issuer Free Writing Prospectus was required to be filed with the Commission) delivered to the Underwriters for use in connection with the public offering of the Shares contemplated herein have been and will be identical to the versions of such documents transmitted to the Commission for filing via the Electronic Data Gathering
     Analysis and Retrieval System ("EDGAR"), except to the extent permitted by
     Regulation S-T;

          (xxv) the Company filed the Registration Statement with the Commission before using any Issuer Free Writing Prospectus; and each Issuer Free
     Writing Prospectus was preceded or accompanied by the most recent
     Preliminary Prospectus satisfying the requirements of Section 10 under the
     Securities Act;

          (xxvi) except as disclosed in both the Prospectus and the Disclosure
     Package, there are no actions, suits, proceedings, inquiries or investigations pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary or, to the extent that such proceeding affects the properties or assets of the Company or any
     Subsidiary, any of their respective officers and directors or to which the properties, assets or rights of any such entity are subject, at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority, arbitral panel or agency which could result in a judgment, decree, award or order which could reasonably be expected to have a Material Adverse Effect;

          (xxvii) the consolidated and combined financial statements of the
     Company and its subsidiaries and NorthStar Realty Finance Corp. Predecessor
     (as defined in the financial statements included in each of the
     Registration Statement, the Prospectus and the Disclosure Package), the
     consolidated financial statements of ALGM I Owners LLC and its subsidiaries and the financial statements of NorthStar Funding LLC which are included in each of the Registration Statement, the Prospectus and the Disclosure
     Package, in each case including the notes to such financial statements
     (collectively, the "Historical Financial Statements") present fairly the combined or consolidated, as applicable, financial position of the Company,
     NorthStar Realty Finance Corp. Predecessor, ALGM I Owners LLC or NorthStar
     Funding LLC (collectively, the "Covered Entities"), as applicable, as of the dates indicated and the combined or consolidated, as applicable, results of operations and changes in financial position and cash flows of such Covered Entity for the periods specified; such Historical Financial
     Statements have been prepared in conformity with generally accepted accounting principles as applied in the United States and on a consistent basis during the periods involved and in accordance with Regulation S-X promulgated by the Commission; the financial

                                      -10-

     statement schedules included in the Registration Statement and the amounts in both the Prospectus and the Disclosure Package under the captions
     "Prospectus Summary - Summary Selected Historical Consolidated and Combined
     Financial Information" and "Selected Historical Consolidated and Combined
     Financial Information" fairly present the information shown therein and have been compiled on a basis consistent with the Historical Financial
     Statements; no pro forma financial information, financial statements or supporting schedules other than the Historical Financial Statements are required to be included in the Registration Statement, the Prospectus or the Disclosure Package;

          (xxviii) Ernst & Young LLP, whose reports on the consolidated and combined financial statements of the Company and its subsidiaries and
     NorthStar Realty Finance Corp. Predecessor, the consolidated financial statements of ALGM I Owners LLC and its subsidiaries, and the financial statements of NorthStar Funding LLC constitute part of each of the
     Registration Statement, the Prospectus and the Disclosure Package, is, and
     was during the periods covered by its reports, an independent registered public accounting firm as required by the Securities Act and the Securities
     Act Regulations;

          (xxix) Grant Thornton LLP is an independent registered public accounting firm as required by the Securities Act and the Securities Act
     Regulations;

          (xxx) subsequent to the respective dates of the Historical Financial
     Statements, and except as may be otherwise disclosed in each of the
     Registration Statement, the Prospectus and the Disclosure Package, there has not been (A) any Material Adverse Change or any development or transaction that could reasonably be expected to result in a Material
     Adverse Change, whether or not arising in the ordinary course of business,
     (B) any transaction that is material to the Company and the Subsidiaries taken as a whole, contemplated or entered into by the Company or any of the
     Subsidiaries, (C) any obligation, contingent or otherwise, directly or indirectly incurred by the Company or any Subsidiary that is material to the Company and the Subsidiaries taken as a whole or (D) any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock or any Subsidiary on any of its equity interests;

          (xxxi) the Common Stock, the OP Units and the OP Units which are structured as profits interests (the "LTIP Units") described in the
     Registration Statement, the Prospectus and the Disclosure Package conform in all material respects to the descriptions thereof contained in such documents;

          (xxxii) there are no persons with registration or other similar rights to have any equity or debt securities of the Company or the Subsidiaries, including securities which are convertible into or exchangeable or redeemable for equity securities of the Company or the Subsidiaries, registered pursuant to the Registration Statement or otherwise registered by the Company or the Operating

                                      -11-

     Partnership under the Securities Act, except for such registration or similar rights which are fairly summarized in both the Prospectus and the
     Disclosure Package or granted pursuant to that certain Registration Rights
     Agreement (the "Registration Rights Agreement"), dated as of October 29,
     2004, by and among the Company, NorthStar Partnership, L.P., NorthStar
     Funding Managing Member Holdings LLC and NS Advisors Holdings LLC;

          (xxxiii) the Shares have been duly authorized and, when issued and duly delivered against payment therefor as contemplated by this Agreement, will be validly issued, fully paid and non-assessable, free and clear of any pledge, lien, encumbrance, security interest or other claim, and the issuance and sale of the Shares by the Company is not subject to preemptive or other similar rights arising by operation of law, under the organizational documents of the Company or any Subsidiary or under any agreement to which the Company or any Subsidiary is a party or otherwise;

          (xxxiv) all of the outstanding OP Units have been duly authorized and are validly issued, free and clear of any pledge, lien, encumbrance, security interest or other claim, and were not issued in violation of any preemptive or other similar rights arising by operation of law, under the organizational documents of the Company or the Operating Partnership or under any agreement to which the Company or any Subsidiary is a party or otherwise;

          (xxxv) the Common Stock has been registered under Section 12(b) of the
     Exchange Act and the Shares have been approved for listing on the New York
     Stock Exchange (the "NYSE"), subject to official notice of issuance;

          (xxxvi) the Company has not taken, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the
     Shares;

          (xxxvii) neither the Company nor any of its affiliates (A) is required to register as a "broker" or "dealer" in accordance with the provisions of the Exchange Act, or the rules and regulations thereunder (the "Exchange
     Act Regulations"), or (B) directly, or indirectly through one or more intermediaries, controls or has any other association with (within the meaning of Article I of the By-laws of the National Association of
     Securities Dealers, Inc. (the "NASD")) any member firm of the NASD;

          (xxxviii) the Company has not relied upon the Representatives or legal counsel for the Representatives for any legal, tax or accounting advice in connection with the offering and sale of the Shares;

          (xxxix) any certificate signed by any officer of the Company or the
     Operating Partnership delivered to the Representatives or to counsel for the

                                      -12-

     Underwriters pursuant to the terms or provisions of this Agreement shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby;

          (xl) the form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements, with any applicable requirements of the organizational documents of the Company and the requirements of the NYSE;

          (xli) the Company and the Subsidiaries have good and marketable title in fee simple to all real property, if any, and good title to all personal property, if any, owned by them, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, claims, restrictions, mortgages and defects in such title (collectively, the "Encumbrances"), except such Encumbrances that are disclosed in both the Prospectus and the
     Disclosure Package or could not reasonably be expected to materially and adversely affect the value of such property or interfere with the use made or proposed to be made of such property by the Company and the
     Subsidiaries; any real or personal property leased by the Company or any
     Subsidiary is held under a lease which is a valid and binding agreement, enforceable against the Company or such Subsidiary (to the extent a party thereto) and, to the Company's knowledge, the other parties thereto, except
     (A) as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity, (B) as otherwise disclosed in both the Prospectus and the Disclosure Package or (C) for such exceptions that are not, individually or in the aggregate, material to the Company or such
     Subsidiary and would not reasonably be expected to interfere with the use made or proposed to be made of such property by the Company or such
     Subsidiary;

          (xlii) except as disclosed in both the Prospectus and the Disclosure
     Package, the mortgages, if any, encumbering any real property owned in fee simple by the Company or a Subsidiary are not and will not be: (A)
     convertible (in the absence of foreclosure) into an equity interest in such real property or in the Company or any Subsidiary, (B) cross-defaulted to any indebtedness other than indebtedness of the Company or any of the
     Subsidiaries or (C) cross-collateralized to any property or assets not owned by the Company or any of the Subsidiaries;

          (xliii) the descriptions of legal or governmental proceedings, contracts, leases and other legal documents in each of the Registration
     Statement, the Prospectus and the Disclosure Package constitute fair and accurate summaries of such proceedings or documents, and there are no legal or governmental proceedings, contracts, leases or other documents of a character required to be described in the Registration Statement, the
     Prospectus or the Disclosure Package or filed as exhibits to the
     Registration Statement which are not so described or filed; all agreements between the Company or any of the Subsidiaries and third parties expressly referenced in both the Prospectus and the Disclosure Package are

                                      -13-

     legal, valid and binding obligations of the Company or the Subsidiaries, to the extent a party thereto, and, to the knowledge of the Company, of the other parties thereto, enforceable against the Company or Subsidiaries in accordance with their respective terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general equitable principles and neither the Company nor any Subsidiary is in breach or default under any such agreements;

          (xliv) the Company or the Subsidiaries own or possess adequate licenses or other rights to use all material patents, trademarks, service marks, trade names, copyrights, software licenses, trade secrets, other intangible property rights and know-how (collectively "Intangibles")
     necessary for the Company and the Subsidiaries taken together as a whole
     (the "Consolidated Company") to conduct the business of the Consolidated
     Company as described in both the Prospectus and the Disclosure Package, and neither the Company nor any Subsidiary has received notice of infringement of or conflict with (and the Company and the Subsidiaries know of no such infringement of or conflict with) asserted rights of others with respect to any Intangibles which could reasonably be expected to have a Material
     Adverse Effect;

          (xlv) the Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that, with respect to the
     Consolidated Company, (A) transactions are executed in accordance with management's general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of the consolidated financial statements of the Company in conformity with generally accepted accounting principles as applied in the United States and to maintain asset accountability; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

          (xlvi) (A) the Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act), which (1) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company's principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared, (2) have been evaluated for effectiveness as of the end of the last fiscal period covered by the
     Registration Statement, and (3) are effective in all material respects to perform the functions for which they were established, and (B) based on the evaluation of the Company's disclosure controls and procedures described above, the Company is not aware of (1) any significant deficiency or material weakness in the design or operation of internal control over financial reporting which are reasonably likely

                                      -14-

     to adversely affect the Company's ability to record, process, summarize and report financial information, or (2) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting. Since the most recent evaluation of the Company's disclosure controls and procedures described above, there have been no significant changes in internal control over financial reporting or in other factors that could significantly affect internal control over financial reporting;

          (xlvii) the Company and each of the Subsidiaries has filed on a timely basis all necessary material federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof and have paid all material taxes shown as due thereon and if due and payable, any related or similar assessment, fine or penalty levied against the Company or any of the Subsidiaries; and no tax deficiency has been asserted against any such entity, nor does any such entity know of any tax deficiency which is likely to be asserted against any such entity which, individually or in the aggregate, if determined adversely to any such entity, could reasonably be expected to have a Material Adverse Effect; all material tax liabilities are adequately provided for on the respective books of such entities;

          (xlviii) the Company maintains insurance, including title insurance
     (in each case, issued by insurers of recognized financial responsibility)
     of the types and in the amounts generally deemed adequate for the business of the Consolidated Company and consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, directors and officers liability insurance, title insurance, insurance covering real and personal property owned or leased by the
     Company and the Subsidiaries against theft, damage, destruction, environmental liabilities, acts of vandalism, terrorism, earthquakes, floods and all other risks customarily insured against, all of which insurance is in full force and effect;

          (xlix) the Company and the Subsidiaries have received all permits, licenses or other approvals required of them under applicable federal and state occupational safety and health and environmental laws, regulations and rules to conduct the business of the Consolidated Company, and the
     Company and the Subsidiaries are in compliance with all terms and conditions of any such permits, licenses or approvals, except for any failure to have required permits, licenses or other approvals or to comply with the terms and conditions of such permits, licenses or approvals which could not, individually or in the aggregate, result in a Material Adverse
     Change;

          (l) the Company and the Subsidiaries are in compliance in all material respects with all presently applicable provisions of the Employee
     Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no
     "reportable event" (as defined in

                                      -15-

     ERISA) has occurred with respect to any "pension plan" (as defined in
     ERISA) for which the Company or any of the Subsidiaries would have any material liability; neither the Company nor any of the Subsidiaries has incurred and none of them expect to incur any material liability under (A)
     Title IV of ERISA with respect to termination of, or withdrawal from, any
     "pension plan" or (B) Section 412 or 4971 of the Internal Revenue Code of
     1986, as amended, including the regulations and published interpretations thereunder ("Code"); each "pension plan" for which the Company or any of the Subsidiaries would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification;

          (li) none of the Company, any of the Subsidiaries or, to the knowledge of the Company, any officer, director, employee or agent purporting to act on behalf of the Company or any of the Subsidiaries has at any time (A)
     made any contributions to any candidate for political office, or failed to disclose fully any such contributions, in violation of law, (B) made any payment of funds or received or retained any funds in violation of any law, rule or regulation or of a character required to be disclosed in the
     Prospectus, or (C) engaged in any material transactions, maintained any bank account or used any material corporate funds except for transactions, bank accounts and funds which have been or are, as applicable, reflected in the books and records of the Company and the Subsidiaries;

          (lii) except as disclosed in both the Prospectus and the Disclosure
     Package, there are no material outstanding loans, advances or guarantees of indebtedness by the Company or any of the Subsidiaries to or for the
     benefit of any of the officers or directors of the Company or any of the
     Subsidiaries or any of the members of the immediate families of any such officers or directors;

          (liii) all securities issued by the Company, any of the Subsidiaries or any trusts established by the Company or any of the Subsidiaries have been issued and sold in compliance with (A) all applicable federal and state securities laws and (B) the applicable corporate or partnership law of the jurisdiction of incorporation of the Company or Subsidiary, as applicable;

          (liv) each of the real properties leased or owned by the Company or any of the Subsidiaries (collectively, the "Properties") complies with all applicable zoning laws, ordinances, regulations and deed restrictions or other covenants in all material respects, except such failure to comply which does not materially impair the value of any of the Properties and will not result in a forfeiture or reversion of title; neither the Company nor any Subsidiary has received from any governmental authority any written notice of any condemnation of or zoning change affecting any of the
     Properties or any part thereof, and neither the Company nor any Subsidiary knows of any such condemnation or zoning change which is threatened

                                      -16-

     and which, individually or in the aggregate, if consummated could reasonably be expected to have a Material Adverse Effect;

          (lv) to the best of the Company's knowledge, (A) no lessee of any portion of any of the Properties is in default under any of the leases governing such Properties and there is no event which, but for the passage of time or the giving of notice or both, would constitute a default under any of such leases, except such defaults that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse
     Effect; and (B) no tenant under any lease pursuant to which any of the
     Properties is leased has an option or right of first refusal to purchase the Property leased thereunder or the premises or buildings which constitute a part of such Property, except for such options or rights of first refusal which, if exercised, could not reasonably be expected to have a Material Adverse Effect or as provided by law;

          (lvi) neither the Company nor any of the Subsidiaries has any liability under any applicable environmental, health, safety or similar law or otherwise relating to any Hazardous Material (as hereinafter defined)
     and there are no notices of potential liability or claims pending or, to the knowledge of the Company, threatened against the Company or any of the
     Subsidiaries or concerning any of the Properties under any applicable environmental, health, safety or similar law or otherwise relating to any
     Hazardous Material, except for such liabilities or claims which could not reasonably be expected to have a Material Adverse Effect; neither the
     Company nor any of the Subsidiaries or, to the knowledge of the Company, any other person, has contaminated or caused conditions that threaten to contaminate any of the Properties with Hazardous Materials, except for such contamination or threats of contamination which could not reasonably be expected to have a Material Adverse Effect; neither the Properties nor any other land ever owned by the Company or any of the Subsidiaries is included on or, to the knowledge of the Company, is proposed for inclusion on the
     National Priorities List pursuant to the Comprehensive Environmental
     Response, Compensation, and Liability Act, 42 U.S.C. ss.ss. 9601 et seq.,
     or any similar list or inventory of contaminated properties.

     As used herein, "Hazardous Material" shall mean any hazardous material, hazardous waste, hazardous substance, hazardous constituent, toxic substance, pollutant, contaminant, asbestos, petroleum, petroleum waste, radioactive material, biohazardous material, explosive or any other material, the presence of which in the environment is prohibited, regulated, or serves as the basis of liability, as defined, listed, or regulated by any applicable federal, state, or local environmental law, ordinance, rule, or regulation;

          (lvii) in connection with the offer and sale of the Shares, the
     Company has not offered shares of its Common Stock or any other securities convertible into or exchangeable or exercisable or redeemable for Common
     Stock in a manner

                                      -17-

     in violation of the Securities Act; and the Company has not distributed and will not distribute any offering material in connection with the offer and sale of the Shares except for the Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus or the Registration Statement;

          (lviii) the Company has complied and will comply with all the provisions of Florida Statutes, Section 517.075 (Chapter 92-198, Laws of
     Florida); and neither the Company nor any of the Subsidiaries or affiliates does business with the government of Cuba or with any person or affiliate located in Cuba;

          (lix) the Company has not incurred any liability for any finder's fees or similar payments in connection with the transactions herein contemplated;

          (lx) except as disclosed in both the Prospectus and the Disclosure
     Package, no relationship, direct or indirect, exists between or among the
     Company or any of the Subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of the
     Subsidiaries on the other hand, which is required by the Securities Act and the Securities Act Regulations to be described in the Registration
     Statement, the Prospectus or the Disclosure Package and which is not so described;

          (lxi) the Company, the Subsidiaries and the officers and directors of the Company and the Subsidiaries, in their capacities as such, are, and at the Closing Time and any Date of Delivery will be, in compliance in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder;

          (lxii) the Consolidated Company is not and, after giving effect to the offering and sale of the Shares, will not be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company
     Act");

          (lxiii) the statistical and market related data included in the
     Registration Statement, the Prospectus and the Disclosure Package are based on or derived from sources that the Company believes to be reliable and accurate; and

          (lxiv) each of the Company and the Private REIT is organized and has operated in conformity with the requirements for qualification as a real estate investment trust (a "REIT") under the Code; each of the Company and the Private REIT qualified as a REIT for the taxable year ended December
     31, 2004 and the present and contemplated method of operation of the
     Company and the Subsidiaries will enable each of the Company and the
     Private REIT to meet the requirements for qualification and taxation as a
     REIT under the Code for 2005 and subsequent taxable years; and each of the
     Company and the Private REIT intends to continue to qualify as a REIT until the respective Board of Directors of the Company or the Private REIT
     determines that it is no longer in the best

                                      -18-

     interests of the Company or the Private REIT, as the case may be, to continue to qualify as a REIT; neither the Company nor any of the
     Subsidiaries has taken any action that could reasonably be expected to cause the Company or the Private REIT to fail to qualify as a REIT under the Code at any time.

     4. Certain Covenants:
        ------------------

          The Company and the Operating Partnership, jointly and severally, agree with the Underwriters:

     (a) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such jurisdictions (both domestic and foreign) as the
Representatives may designate and to maintain such qualifications in effect as long as requested by the Representatives for the distribution of the Shares, provided that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Shares);

     (b) if, at the time this Agreement is executed and delivered, it is necessary for a post-effective amendment to the Registration Statement to be declared effective before the offering of the Shares may commence, the Company will endeavor to cause such post-effective amendment to become effective as soon as possible and will advise the Representatives promptly and, if requested by the Representatives, will confirm such advice in writing, when such post-effective amendment has become effective;

     (c) to prepare the Prospectus in a form approved by the Underwriters and file such Prospectus with the Commission pursuant to Rule 424(b) under the
Securities Act within the time period set forth in Rule 424(b) and to furnish promptly (and with respect to the initial delivery of such Prospectus, not later than the second business day following the execution and delivery of this
Agreement or on such other day as the parties may mutually agree) to the
Underwriters copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) in such quantities and at such locations as the Underwriters may reasonably request for the purposes contemplated by the Securities Act Regulations, which Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the version created to be transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S-T;

     (d) to advise the Representatives promptly (and if required by the
Representatives, to confirm such advice in writing) when the Registration
Statement has become effective and when any post-effective amendment thereto become effective under the Securities Act Regulations;

     (e) to furnish a copy of each proposed Free Writing Prospectus to the
Representatives and counsel for the Underwriters and obtain the consent of the

                                      -19-

Representatives prior to referring to, using or filing with the Commission any
Free Writing Prospectus pursuant to Rule 433(d) under the Securities Act, other than the Issuer Free Writing Prospectuses, if any, identified in Schedule II hereto;

     (f) to comply with the requirements of Rules 164 and 433 of the Securities
Act Regulations applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission, legending and record keeping, as applicable;

     (g) to advise the Representatives immediately and, if requested by the
Representatives, confirming such advice in writing, of (1) the receipt of any comments from, or any request by, the Commission for amendments or supplements to the Registration Statement, the Preliminary Prospectus, the Prospectus or any
Issuer Free Writing Prospectus, or for additional information with respect thereto, or (2) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of the Preliminary Prospectus, the Prospectus or any Issuer
Free Writing Prospectus, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes and, if the Commission or any other government agency or authority should issue any such order, to make every reasonable effort to obtain the lifting or removal of such order as soon as possible and to advise the Representatives promptly of the lifting or removal of such order; to advise the Representatives promptly of any proposal to amend or supplement the Registration Statement, the Preliminary Prospectus, the
Prospectus or any Issuer Free Writing Prospectus and to file no such amendment or supplement to which the Representatives, upon advice of counsel after discussion with the Company and counsel for the Company, shall reasonably object in writing;

     (h) to furnish to the Underwriters for a period of two years from the date of this Agreement (1) as soon as available, copies of all annual, quarterly and current reports or other communications supplied to holders of shares of Common
Stock, (2) as soon as practicable after the filing thereof, copies of all reports filed by the Company with the Commission or any national securities exchange on which any class of securities of the Company are listed; and (3)
such additional information as the Underwriters from time to time reasonably request (any financial statements so requested to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its security holders generally or to the Commission);

     (i) to advise the Underwriters promptly of the happening of any event known to the Company within the time during which a Prospectus relating to the Shares
(or in lieu thereof the notice referred to in Rule 173(a) under the Securities
Act Regulations) is required to be delivered under the Securities Act or the
Securities Act Regulations which, in the judgment of the Company or in the reasonable opinion of the Representatives or counsel for the Underwriters, (1)
would require the making of any change in the Prospectus or the Disclosure
Package so that the Prospectus or the Disclosure Package would not include an untrue statement of a material fact or omit to state a material fact

                                      -20-

required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (2)
as a result of which any Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement relating to the Shares, or (3) if it is necessary at any time to amend or supplement the
Prospectus or the Disclosure Package to comply with the Securities Act and the
Securities Act Regulations and, during such time, to promptly prepare and furnish to the Underwriters copies of the proposed amendment or supplement before filing any such amendment or supplement with the Commission and thereafter promptly furnish at the Company's own expense to the Underwriters and to dealers, copies in such quantities and at such locations as the
Representatives may from time to time reasonably request of an appropriate amendment or supplement to the Prospectus or the Disclosure Package so that the
Prospectus or the Disclosure Package as so amended or supplemented will not, in the light of the circumstances when it (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act Regulations) is so delivered, be misleading, or, in the case of any Issuer Free Writing Prospectus, conflict with the information contained in the Registration Statement, or so that the
Prospectus or the Disclosure Package will comply with the Securities Act and the
Securities Act Regulations;

     (j) to file promptly with the Commission any amendment or supplement to the
Registration Statement, any Preliminary Prospectus, the Prospectus or any Issuer
Free Writing Prospectus that may, in the judgment of the Company or the
Representatives, be required by the Securities Act or requested by the
Commission;

     (k) prior to filing with the Commission any amendment or supplement to the
Registration Statement, any Preliminary Prospectus, the Prospectus or any Issuer
Free Writing Prospectus, to furnish a copy thereof to the Underwriters and counsel for the Underwriters and obtain the consent of the Representatives to the filing;

     (l) to furnish promptly to the Representatives a signed copy of the
Registration Statement, as initially filed with the Commission, and of all amendments or supplements thereto (including all exhibits filed therewith or incorporated by reference therein);

     (m) during the period referred to in paragraph (i) above, to furnish to the
Representatives, not less than two full business days before filing with the
Commission, a copy of any document proposed to be filed with the Commission pursuant to Section 13, 14, or 15(d) of the Exchange Act and during such period to file all such documents in the manner and within the time periods required by the Exchange Act and the Exchange Act Regulations;

     (n) to apply the net proceeds of the sale of the Shares in accordance with the statements under the caption "Use of Proceeds" in the Prospectus and the
Disclosure Package;

                                      -21-

     (o) to make generally available to its security holders and to deliver to the Representatives as soon as practicable, but in any event not later than the end of the fiscal quarter first occurring after the first anniversary of the effective date of the Registration Statement, an earnings statement complying with the provisions of Section 11(a) of the Securities Act (in such form, at the option of the Company, as complies with the provisions of Rule 158 of the
Securities Act Regulations) covering a period of 12 months beginning after the effective date of the Registration Statement;

     (p) to use its best efforts to maintain the listing of the Shares on the
NYSE and to file with the NYSE all documents and notices required by the NYSE of companies that have securities that are listed on the NYSE;

     (q) to engage and maintain, at its expense, a registrar and transfer agent for the Common Stock;

     (r) not to take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

     (s) in connection with the offer and sale of the Shares, not to offer shares of Common Stock or any other securities convertible into or exchangeable or exercisable or redeemable for Common Stock in a manner in violation of the
Securities Act;

     (t) not to distribute any prospectus or other offering material, other than the the Prospectus and the Disclosure Package, in connection with the offer and sale of the Shares;

     (u) to cause each of the Company and the Private REIT to properly and timely elect to be taxed as a REIT under the Code for the taxable year ended
December 31, 2004;

     (v) to refrain during a period of 90 days from the date of the Prospectus, without the prior written consent of Friedman, Billings, Ramsey & Co., Inc. and
Banc of America Securities LLC, from, directly or indirectly, (1) offering, pledging, selling, contracting to sell, selling any option or contract to purchase, purchasing any option or contract to sell, granting any option for the sale of, or otherwise disposing of or transferring (or entering into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of), any share of Common
Stock or any securities convertible into or exercisable or exchangeable for
Common Stock, or filing any registration statement under the Securities Act with respect to any of the foregoing (except for (i) a registration statement on Form
S-3 relating to the resale of shares of Common Stock that may be issued upon redemption of any of the 4,705,915 OP Units (the "Contribution Units") issued to
NorthStar Partnership, L.P., NS Advisors Holdings LLC and NorthStar Funding
Managing Member Holdings LLC in exchange for their contribution of certain assets and related liabilities and rights on

                                      -22-

October 29, 2004 which the Company is required to file pursuant to the
Registration Rights Agreement, (ii) a registration statement on Form S-3 relating to a proposed dividend reinvestment plan or employee stock purchase plan of the Company, (iii) a universal shelf registration statement on Form S-3 and/or Form S-4 relating to securities that may be offered or sold by the
Company, provided that the Company will not sell any securities pursuant to such registration statement within 90 days from the date of the Prospectus, and (iv)
a registration statement on Form S-8 with respect to grants of stock options, restricted stock, LTIP Units or other stock based awards to employees, co-employees of the Company and NCIC, consultants or directors pursuant to an employee benefit plan in existence on the date hereof), or (2) entering into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the
Common Stock, whether any such swap or transaction described in clause (1) or
(2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Shares to be issued hereunder, (B) any shares of Common Stock issued by the Company upon the exercise of an option outstanding on the date hereof and referred to in the Prospectus and the Disclosure Package, (C) grants of stock options, restricted stock or LTIP Units to employees, co-employees of the Company and
NCIC, consultants or directors of the Company pursuant to an employee benefit plan of the Company in existence on the date hereof and described in the
Prospectus and the Disclosure Package, provided that the grantees thereof agree not to sell, offer, dispose of or otherwise transfer any such stock options (or the shares underlying such options), restricted stock or LTIP Units or Common
Stock during such 90-day period without the prior written consent of Friedman,
Billings, Ramsey & Co., Inc. and Banc of America Securities LLC on behalf of the
Underwriters, or (D) any shares of Common Stock issued by the Company upon redemption of any of the Contribution Units;

     (w) not to, and to use its best efforts to cause its officers, directors and affiliates not to, (1) take, directly or indirectly prior to termination of the underwriting syndicate contemplated by this Agreement, any action designed to stabilize or manipulate the price of any security of the Company, or which may cause or result in, or which might in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Shares,
(2) sell, bid for, purchase or, except as provided herein, pay anyone any compensation for soliciting purchases of the Shares or (3) pay or agree to pay to any person any compensation for soliciting any order to purchase any other securities of the Company;

     (x) to cause each officer and director of the Company and to use its reasonable best efforts to cause NCIC to furnish to the Representatives, prior to the Closing Time, a letter or letters, substantially in the form of Exhibit A hereto, pursuant to which each such person shall agree not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock or securities convertible into or exchangeable for Common Stock
or

                                      -23-

(2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause
(1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, in each case for a period of 90 days from the date of the Prospectus, without the prior written consent of Friedman, Billings,
Ramsey & Co., Inc. and Banc of America Securities LLC on behalf of the
Underwriters, and to direct the transfer agent for the Common Stock to place stop transfer restrictions upon such securities for such periods of time and to refrain from taking any actions which could impede the ability of the
Representatives to enforce the provisions of such letter or letters;

     (y) that the Company will comply with all of the provisions of any undertakings in the Registration Statement and will file with the Commission such reports as may be required pursuant to Rule 463 of the Securities Act
Regulations;

     (z) that the Company and the Operating Partnership will use their best efforts to allow each of the Company and the Private REIT to meet the requirements to qualify as a REIT under the Code until the respective Board of
Directors of the Company or the Private REIT determines that it is no longer in the best interests of the Company or the Private REIT, as the case may be, to qualify as a REIT; and

     (aa) that the Company and the Operating Partnership will use their best efforts not to invest, or otherwise use the net proceeds received from the sale of the Shares, in such a manner as would require the Company or any of its subsidiaries to register as an investment company under the Investment Company
Act.

     5. Payment of Expenses:
        --------------------

     (a) The Company and the Operating Partnership agree to pay all costs and expenses incident to the performance of their obligations under this Agreement, whether or not the transactions contemplated hereunder are consummated or this
Agreement is terminated, including expenses, fees and taxes in connection with
(i) the preparation and filing of the Registration Statement, each Preliminary
Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any
amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the preparation, issuance and delivery of the certificates for the Shares to the Underwriters, including any stock or other transfer taxes or duties payable upon the sale of the Shares to the Underwriters, (iii) the printing of this Agreement and any dealer agreements and furnishing of copies of each to the Underwriters and to dealers (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state laws that the Company and the Representatives have mutually agreed are appropriate and the determination of their eligibility for investment under state law as aforesaid, including the legal fees and filing fees and other disbursements of counsel for the Underwriters relating thereto, and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) filing for review of the public offering of the Shares

                                      -24-

 by the NASD, including the legal fees and filing fees and other disbursements of counsel for the Underwriters relating thereto, (vi) the fees and expenses of any outside counsel and accountants for the Company, any transfer agent or registrar for the Shares and miscellaneous expenses of the
Company referred to in the Registration Statement, (vii) the fees and expenses incurred in connection with the listing of the Shares on the NYSE, (viii) the costs and expenses of the road show (but excluding the costs and expenses of travel and accommodations for the Underwriters), (ix) preparing and distributing one set of bound volumes of transaction documents to each of Friedman, Billings,
Ramsey & Co., Inc. and Banc of America Securities LLC and their legal counsel and (x) the performance of the Company's and the Operating Partnership's other obligations hereunder. The travel and accommodation expenses of the Underwriters and their counsel shall not be borne by or reimbursed by the Company. Upon the request of the Representatives, the Company will provide funds in advance for filing fees.

     (b) If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company or the
Operating Partnership to comply, in all material respects, with the terms or to fulfill, in all material respects, any of the conditions of this Agreement, or if for any reason the Company or the Operating Partnership shall be unable to perform its or their obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this
Agreement with respect to themselves, severally, for all out-of-pocket expenses
(such as printing, facsimile, courier service, direct computer expenses, accommodations, travel and the fees and disbursements of Underwriters' counsel and any other advisors, accountants, appraisers, etc.) reasonably incurred by such Underwriters in connection with this Agreement or the transactions contemplated herein.

     6. Conditions of the Underwriters' Obligations:
        --------------------------------------------

          The obligations of the Underwriters hereunder to purchase Shares at the Closing Time or on each Date of Delivery, as applicable, are subject to the accuracy of the representations and warranties on the part of the Company and the Operating Partnership hereunder on the date hereof and at the Closing Time and on each Date of Delivery, as applicable, the performance by the Company and the Operating Partnership of their respective obligations hereunder and to the satisfaction of the following further conditions at the Closing Time or on each
Date of Delivery, as applicable:

     (a) The Company shall furnish to the Underwriters at the Closing Time and on each Date of Delivery an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Company and the Subsidiaries, addressed to the Underwriters and dated the Closing Time and each Date of Delivery and in form and substance satisfactory to King & Spalding LLP, counsel for the Underwriters, as set forth in Exhibits B and C hereto.

     (b) The Company shall furnish to the Underwriters at the Closing Time and on each Date of Delivery an opinion of Venable LLP, special Maryland counsel for the Company, addressed to the Underwriters and dated the Closing Time and each
Date of

                                      -25-

Delivery and in form and substance satisfactory to King & Spalding LLP, counsel for the Underwriters, stating that:

          (i) each of the Company and the Private REIT is a corporation duly incorporated and existing under and by virtue of the laws of the State of
     Maryland and is in good standing with the State Department of Assessments and Taxation of Maryland and has the corporate power to own its properties and to conduct its business in all material respects as described in each of the Prospectus and the Disclosure Package;

          (ii) the Company has the corporate power to enter into and perform this Agreement and to consummate the transactions contemplated herein; this
     Agreement has been duly executed and, so far as is known to such counsel, delivered by the Company;

          (iii) the issuance of the Shares has been duly authorized and, when and if issued and delivered against payment therefor in accordance with this Agreement, the Registration Statement and the resolutions adopted by the Board of Directors of the Company, or duly authorized committees thereof, relating to, among other matters, (a) the sale and issuance of the
     Shares, and (b) the authorization of the execution, delivery and performance by the Company of this Agreement (collectively, the
     "Resolutions"), the Shares will be (assuming that upon such issuance the total number of shares of Common Stock issued and outstanding will not exceed the total number of shares of Common Stock authorized to be issued under the charter of the Company (the "Company Charter")) validly issued, fully paid and non-assessable and will be free and clear of any pledge, lien, encumbrance, security interest or other claim arising under the
     Maryland General Corporation Law (the "MGCL") in connection with the issuance of the Shares;

          (iv) the statements under the captions "Prospectus Summary -
     Restrictions on Ownership of Stock," "Risk Factors - Risks Related to Our
     Company - Maryland takeover statutes may prevent a change of our control.
     This could depress our stock price," "Risk Factors - Risks Related to Our
     Company - Our authorized but unissued common and preferred stock and other provisions of our charter and bylaws may prevent a change in our control,"
     "Investment Policies and Policies with Respect to Certain Activities -
     Interested Director, Officer and Employee Transactions," "Management -
     Liability and Indemnification of Officers and Directors," "Description of
     Stock" and "Important Provisions of Maryland Law and of Our Charter and
     Bylaws" in each of the Registration Statement, the Prospectus and the
     Disclosure Package, insofar as such statements constitute summaries of the
     Company Charter, the bylaws of the Company (the "Company Bylaws") or
     Maryland law, constitute accurate summaries thereof in all material respects;

                                      -26-

          (v) the Company has an authorized capitalization as set forth in both the Prospectus and the Disclosure Package under the caption
     "Capitalization" and the outstanding shares of stock of the Company (other than the Shares) (the "Company Outstanding Shares") and the outstanding shares of stock of the Private REIT (the "Private REIT Outstanding Shares")
     have been duly authorized and are validly issued, fully paid and nonassessable; the Private REIT Outstanding Shares are owned of record by the Operating Partnership;

          (vi) the issuance and sale of the Shares by the Company are not subject to preemptive or other similar rights arising under the Company
     Charter, the Company Bylaws or the MGCL;

          (vii) the Shares conform in all material respects to the descriptions thereof contained in each of the Prospectus and the Disclosure Package under the caption "Description of Stock";

          (viii) the form of certificate used to represent the Common Stock complies in all material respects with all applicable statutory requirements of the MGCL and with any applicable requirements of the
     Company Charter and the Company Bylaws; and

          (ix) the execution and delivery by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby have been duly authorized by the Company and do not and will not conflict with the Company Charter or the Company Bylaws.

     (c) On the date of this Agreement and at the Closing Time and each Date of
Delivery (if applicable), the Representatives shall have received from Grant
Thornton LLP letters dated the respective dates of delivery thereof and addressed to the Representatives, in form and substance satisfactory to the
Representatives, containing statements and information of the type specified in
AU Section 634 "Letters for Underwriters and Certain other Requesting Parties"
issued by the American Institute of Certified Public Accountants with respect to the Historical Financial Statements of the Covered Entities and certain financial information of the Company and the Subsidiaries included in the
Registration Statement, the Prospectus and the Disclosure Package, and such other matters customarily covered by comfort letters issued in connection with registered public offerings; provided, that the letters delivered at the Closing
Time and each Date of Delivery (if applicable) shall use a "cut-off" date no more than three business days prior to such Closing Time or such Date of
Delivery, as the case may be. In the event that the letters referred to above set forth any changes in indebtedness, decreases in total assets or retained earnings or increases in borrowings, it shall be a further condition to the obligations of the Representatives that (i) such letters shall be accompanied by a written explanation of the Company as to the significance thereof, unless the
Representatives deem such explanation unnecessary, and (ii) such changes, decreases or increases do not, in the sole judgment of the Representatives, make it

                                      -27-

impractical or inadvisable to proceed with the purchase and delivery of the
Shares as contemplated by the Registration Statement.

     (d) On the date of this Agreement and at the Closing Time and each Date of
Delivery (if applicable), the Representatives shall have received from Ernst &
Young LLP letters dated the respective dates of delivery thereof and addressed to the Representatives, in form and substance satisfactory to the
Representatives, containing statements and information of the type specified in
AU Section 634 "Letters for Underwriters and Certain other Requesting Parties"
issued by the American Institute of Certified Public Accountants with respect to the Historical Financial Statements of the Covered Entities and certain financial information of the Company and the Subsidiaries included in the
Registration Statement, the Prospectus and the Disclosure Package, and such other matters customarily covered by comfort letters issued in connection with registered public offerings; provided, that the letters delivered at the Closing
Time and each Date of Delivery (if applicable) shall use a "cut-off" date no more than three business days prior to such Closing Time or such Date of
Delivery, as the case may be. In the event that the letters referred to above set forth any changes in indebtedness, decreases in total assets or retained earnings or increases in borrowings, it shall be a further condition to the obligations of the Representatives that (i) such letters shall be accompanied by a written explanation of the Company as to the significance thereof, unless the
Representatives deem such explanation unnecessary, and (ii) such changes, decreases or increases do not, in the sole judgment of the Representatives, make it impractical or inadvisable to proceed with the purchase and delivery of the
Shares as contemplated by the Registration Statement.

     (e) The Representatives shall have received at the Closing Time and on each
Date of Delivery the favorable opinion of King & Spalding LLP, dated the Closing
Time or such Date of Delivery, addressed to the Representatives and in form and substance satisfactory to the Representatives.

     (f) The Registration Statement shall have become effective not later than
5:00 p.m., New York City time, on the date of this Agreement, or such later time and date as the Representatives shall approve.

     (g) No amendment or supplement to the Registration Statement, the
Prospectus or any document in the Disclosure Package shall have been filed to which the Representatives shall have objected in writing.

     (h) Prior to the Closing Time and each Date of Delivery (i) no stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of the Prospectus or any document in the
Disclosure Package shall have been issued, and no proceedings for such purpose shall have been initiated or threatened, by the Commission, and no suspension of the qualification of the Shares for offering or sale in any jurisdiction, or the initiation or threatening of any proceedings for any of such purposes, shall have occurred; (ii) all requests for additional information on the part of the
Commission shall have been complied with to the reasonable satisfaction

                                      -28-

of the Representatives; (iii) the Registration Statement does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
and (iv) the Prospectus and the Disclosure Package, as of their respective dates, as of the Closing Time or such Date of Delivery, do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, in each case, that the Company makes no warranty or representation with respect to any statement contained in the Registration Statement, the Prospectus, the
Disclosure Package or any amendment or supplement to any of the foregoing in reliance upon and in conformity with the information concerning the Underwriters and furnished in writing by or on behalf of the Underwriters through the
Representatives to the Company expressly for use in the Registration Statement, the Prospectus or the Disclosure Package (that information being limited to that described in the penultimate sentence of the first paragraph of Section 9(b)
hereof).

     (i) All filings with the Commission required by Rule 424 and Rule 430A under the Securities Act to have been filed by the Closing Time shall have been made within the applicable time period prescribed for such filing by such Rules.

     (j) Between the time of execution of this Agreement and the Closing Time or the relevant Date of Delivery, (i) there shall not have been any Material
Adverse Change, and (ii) no transaction which is material and unfavorable to the
Company shall have been entered into by the Company or any of the Subsidiaries, in each case, which in the Representatives' sole judgment, makes it impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Registration Statement.

     (k) The Shares shall have been approved for listing on the NYSE.

     (l) The NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

     (m) The Representatives shall have received lock-up agreements from each officer and director of the Company and NCIC as provided in Section 4(x) hereof, in the form of Exhibit A attached hereto, and such letter agreements shall be in full force and effect.

     (n) The Representatives shall have received, at the Closing Time and on each Date of Delivery, a certificate of the Company's Chief Executive Officer and Chief Financial Officer, to the effect that:

          (i) the representations and warranties of the Company and the
     Operating Partnership in this Agreement are true and correct, as if made on and as of the Closing Time or such Date of Delivery, as applicable, and the
     Company and the Operating Partnership have complied with all of their respective obligations

                                      -29-

     hereunder and satisfied all of the conditions on their part to be performed or satisfied at or prior to the Closing Time or such Date of Delivery, as applicable;

          (ii) no stop order suspending the effectiveness of the Registration
     Statement or any post-effective amendment thereto has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Securities Act;

          (iii) the signers of such certificate have carefully examined the
     Registration Statement, the Prospectus, the Disclosure Package, any
     amendment or supplement thereto, and this Agreement, and that at the time
     Registration Statement was declared effective and, giving effect to any amendments or supplements thereto, all times subsequent thereto up to the
     Closing Date or such Date of Delivery, as applicable, the Registration
     Statement, the Prospectus and the Preliminary Prospectus, and any
     amendments or supplements thereto, contained all material information required to be included therein by the Securities Act and the Securities
     Act Regulations and in all material respects conformed to the requirements of the Securities Act and the Securities Act Regulations; the Registration
     Statement, and any amendments thereto, did not and, as of the Closing Time or such Date of Delivery, as applicable, does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus and the Disclosure Package, and any
     amendments and supplements thereto, did not and, as of the Closing Time or such Date of Delivery, as applicable, do not contain an untrue statement of a material fact or omit to state a material fact required to be stated
     therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided, however, in each case, that the signers thereof shall make no warranty or representation with respect to any statement contained in the Registration
     Statement, the Prospectus or the Disclosure Package or any amendment or supplement to any of the foregoing in reliance upon and in conformity with the information concerning the Underwriters and furnished in writing by or on behalf of the Underwriters through the Representatives to the Company expressly for use in the Registration Statement or the Prospectus (that information being limited to that described in the penultimate sentence of the first paragraph of Section 9(b) hereof); and since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amendment or supplement to the Prospectus or the Disclosure
     Package which has not been so set forth; and

          (iv) subsequent to the respective dates as of which information is given in the Registration Statement, the Prospectus and the Disclosure
     Package, there has not been (A) any Material Adverse Change, (B) any transaction that is material to the Consolidated Company, (C) any obligation, direct or contingent, that is material to the Consolidated
     Company, incurred by the Company or the

                                      -30-

     Subsidiaries, (D) any change in the capital stock or outstanding indebtedness of the Company or any Subsidiary that is material to the
     Consolidated Company, (E) any dividend or distribution of any kind declared, paid or made on the capital stock or other equity interests of the Company or any Subsidiary, or (F) any loss or damage (whether or not insured) to the Properties which has been sustained or will have been sustained which could reasonably be expected to have a Material Adverse
     Effect.

     (o) The Company and the Operating Partnership shall have furnished to the
Underwriters such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement, the Prospectus and the Disclosure Package, the representations, warranties and statements of the
Company and the Operating Partnership contained herein, and the performance by the Company and the Operating Partnership of their covenants contained herein, and the fulfillment of any conditions contained herein, as of the Closing Time or any Date of Delivery, as the Underwriters may reasonably request.

     7. Termination:
        ------------

     The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of the Representatives, at any time prior to the Closing Time or any Date of Delivery, (a) if any of the conditions specified in Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, or (b) if there has been since the respective dates as of which information is given in the Registration Statement, the
Prospectus or the Disclosure Package, any Material Adverse Change, or any
development involving a prospective Material Adverse Change, or material change in management of the Company or any Subsidiary, whether or not arising in the ordinary course of business, or (c) if there has occurred any outbreak or escalation of hostilities or other national or international calamity or crisis
(including, without limitation, any terrorist or similar attack) or change in national or international economic, political or other conditions the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Representatives, impracticable to market the Shares or enforce contracts for the sale of the Shares, or (d) if trading in any securities of the Company has been suspended by the Commission or by the NYSE, or if trading generally on the NYSE, the American Stock Exchange or in the
Nasdaq over-the-counter market has been suspended (including an automatic halt in trading pursuant to market-decline triggers, other than those in which solely program trading is temporarily halted), or limitations on prices for trading
(other than limitations on hours or numbers of days of trading) have been fixed, or maximum ranges for prices for securities have been required, by such exchange or the NASD or the over-the-counter market or by order of the Commission or any other governmental authority, or (e) a general banking moratorium shall have been declared by any federal, Maryland or New York authority, or (f) if there has been any downgrade in the rating of any of the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization"
(as defined for purposes of Rule 436(g) under the Securities Act), or (g) any federal, state,

                                      -31-

local or foreign statute, regulation, rule or order of any court or other governmental authority has been enacted, published, decreed or otherwise promulgated which, in the reasonable opinion of the Representatives, materially adversely affects or will materially adversely affect the business or operations of the Consolidated Company, or (h) any action has been taken by any federal, state or local government or agency in respect of its monetary or fiscal affairs which, in the reasonable opinion of the Representatives, could reasonably be expected to have a material adverse effect on the securities markets in the
United States.

         If the Representatives elect to terminate this Agreement as provided in this Section 7, the Company and the Underwriters shall be notified promptly by telephone, promptly confirmed by facsimile.

         If the sale to the Underwriters of the Shares, as contemplated by this
Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company shall be unable to comply in all material respects with any of the terms of this
Agreement, the Company shall not be under any obligation or liability under this
Agreement (except to the extent provided in Sections 5 and 9 hereof) and the
Underwriters shall be under no obligation or liability to the Company under this
Agreement (except to the extent provided in Section 9 hereof) or to one another hereunder.

     8. Increase in Underwriters' Commitments:
        --------------------------------------

     If any Underwriter shall default at the Closing Time or on any Date of
Delivery in its obligation to take up and pay for the Shares to be purchased by it under this Agreement on such date, the Representatives shall have the right, within 48 hours after such default, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Shares which such Underwriter shall have agreed but failed to take up and pay for (the "Defaulted Shares"). Absent the completion of such arrangements within such 48-hour period, (a) if the total number of Defaulted
Shares does not exceed 10% of the total number of Shares to be purchased on such date, each non-defaulting Underwriter shall take up and pay for (in addition to the number of Shares which it is otherwise obligated to purchase on such date pursuant to this Agreement) the portion of the total number of Shares agreed to be purchased by the defaulting Underwriter on such date in the proportion that its underwriting obligations hereunder bears to the underwriting obligations of all non-defaulting Underwriters; and (b) if the total number of Defaulted Shares exceeds 10% of such total, the Representatives may terminate this Agreement by notice to the Company, without liability of any party to any other party except that the provisions of Sections 5 and 9 hereof shall at all times be effective and shall survive such termination.

     Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Shares hereunder on such date unless all of the Shares to be purchased on such date are purchased on such date by the Underwriters (or by substituted Underwriters selected by

                                      -32-

the Representatives with the approval of the Company or selected by the Company with the approval of the Representatives).

     If a new Underwriter or Underwriters are substituted for a defaulting
Underwriter in accordance with the foregoing provision, the Company or the non-defaulting Underwriters shall have the right to postpone the Closing Time or the relevant Date of Delivery for a period not exceeding five business days in order that any necessary changes in the Registration Statement and Prospectus and other documents may be effected.

     The term "Underwriter" as used in this Agreement shall refer to and include any Underwriter substituted under this Section 8 with the same effect as if such substituted Underwriter had originally been named in this Agreement.

     9. Indemnity and Contribution by the Company, the Operating Partnership and
        ------------------------------------------------------------------------
        the Underwriters:
        -----------------

          (a) The Company and the Operating Partnership, jointly and severally, agree to indemnify, defend and hold harmless each Underwriter and any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation)
which, jointly or severally, any such Underwriter or controlling person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon (1) any breach of any representation, warranty or covenant of the Company or the
Operating Partnership contained herein, (2) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereof), any Issuer Free Writing Prospectus that the Company has filed or was required to file with the Commission, or the Prospectus (the term
Prospectus for the purpose of this Section 9 being deemed to include the
Preliminary Prospectus and the Prospectus as of their respective dates and as amended or supplemented by the Company), (3) any omission or alleged omission to state a material fact required to be stated in any such Registration Statement, or necessary to make the statements made therein not misleading, or (4) any omission or alleged omission from any such Issuer Free Writing Prospectus or
Prospectus of a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading;
except, in the case of each of clauses (2), (3) and (4), insofar as any such loss, expense, liability, damage or claim arises out of or is based upon (A) any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus and any
Issuer Free Writing Prospectus, in the light of the circumstances under which they were made) not misleading, in each such case, to the extent contained in and in conformity with information furnished in writing by such Underwriter through the Representatives to the Company expressly for use therein (that information being limited to that described in Section 9(b) hereof), or (B) the failure by or on behalf of the Underwriters to send or give a copy of the
Preliminary Prospectus or any Issuer Free

                                      -33-

Writing Prospectus to the person asserting any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of the Preliminary Prospectus and any Issuer Free Writing
Prospectus, in the light of the circumstances under which they were made) not misleading at or prior to the written confirmation of the sale of Shares to such person if such statement or omission was corrected in the Preliminary Prospectus or such Issuer Free Writing Prospectus, unless such failure to deliver the
Preliminary Prospectus or such Issuer Free Writing Prospectus was a result of noncompliance by the Company with its obligations under this Agreement. The indemnity agreement set forth in this Section 9(a) shall be in addition to any liability which the Company and the Operating Partnership may otherwise have.

          If any action is brought against an Underwriter or controlling person in respect of which indemnity may be sought against the Company or the Operating
Partnership pursuant to the foregoing paragraph of this Section 9(a), such
Underwriter shall promptly notify the Company or the Operating Partnership, as the case may be, in writing of the institution of such action, and the Company or the Operating Partnership, as the case may be, shall assume the defense of such action, including the employment of counsel and payment of expenses;
provided, however, that any failure or delay to so notify the Company or the
Operating Partnership, as the case may be, will not relieve the Company or the
Operating Partnership of any obligation hereunder, except to the extent that their ability to defend is actually impaired by such failure or delay. Such
Underwriter or controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless the employment of such counsel shall have been authorized in writing by the Company or the Operating Partnership, as the case may be, in connection with the defense of such action, or the Company or the Operating Partnership, as the case may be, shall not have employed counsel reasonably satisfactory to the Underwriter or controlling person, as the case maybe, to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Company or the Operating Partnership (in which case neither the
Company nor the Operating Partnership shall have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company or the Operating
Partnership, as the case may be, and paid as incurred (it being understood, however, that neither the Company nor the Operating Partnership shall be liable for the expenses of more than one separate firm of attorneys for the
Underwriters or controlling persons in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, neither the
Company nor the Operating Partnership shall be liable for any settlement of any such claim or action effected without its consent.

                                      -34-

     (b) Each Underwriter agrees, severally and not jointly, to indemnify, defend and hold harmless the Company, the Operating Partnership, the Company's
directors, the Company's officers that signed the Registration Statement, and any person who controls the Company within the meaning of Section 15 of the
Securities Act or Section 20 of the Exchange Act, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, the Company, the Operating
Partnership or any such person may incur under the Securities Act, the Exchange
Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon (1) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereof), any Issuer Free Writing Prospectus that the Company has filed or was required to file with the Commission, or the Prospectus, (2) any omission or alleged omission to state a material fact required to be stated in any such Registration Statement, or necessary to make the statements made therein not misleading, or (3) any omission or alleged omission from any such
Issuer Free Writing Prospectus or the Prospectus of a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, but in each case only insofar as such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, Issuer Free Writing Prospectus or Prospectus in
reliance upon and in conformity with information furnished in writing by the
Underwriters through the Representatives to the Company expressly for use therein. The statements set forth in the table in the first paragraph, the eighth paragraph, the tenth through sixteenth paragraphs and the nineteenth paragraph under the caption "Underwriting" in the Preliminary Prospectus, the
Prospectus and the Disclosure Package (to the extent such statements relate to the Underwriters) constitute the only information furnished by or on behalf of any Underwriter through the Representatives to the Company for purposes of
Section 3(xix), Section 3(xx) and this Section 9. The indemnity agreement set forth in this Section 9(b) shall be in addition to any liabilities that such
Underwriter may otherwise have.

     If any action is brought against the Company, the Operating Partnership or any such person in respect of which indemnity may be sought against any
Underwriter pursuant to the foregoing paragraph, the Company, the Operating
Partnership or such person shall promptly notify the Representatives in writing of the institution of such action and the Representatives, on behalf of the
Underwriters, shall assume the defense of such action, including the employment of counsel and payment of expenses. The Company, the Operating Partnership or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company, the Operating Partnership or such person unless the employment of such counsel shall have been authorized in writing by the Representatives in connection with the defense of such action or the Representatives shall not have employed counsel to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Underwriters (in which case the Representatives shall

                                      -35-

not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that the Underwriters shall not be liable for the expenses of more than one separate firm of attorneys in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction)
representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, no Underwriter shall be liable for any settlement of any such claim or action effected without the written consent of the Representatives.

     (c) If the indemnification provided for in this Section 9 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) and (b)
of this Section 9 in respect of any losses, expenses, liabilities, damages or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities, damages or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Operating
Partnership on the one hand and by the Underwriters on the other hand, each from the offering of the Shares, or (ii) if (but only if) the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i)
above but also the relative fault of the Company and the Operating Partnership on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, expenses, liabilities, damages or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Operating Partnership on the one hand and by the Underwriters on the other hand shall be deemed to be in the same proportion as the total proceeds from the offering of the Shares (net of underwriting discounts and commissions but before deducting expenses) received by the Company (which, for purposes of this subsection, account for the relative benefits received by the Company and the Operating Partnership) bear to the underwriting discounts and commissions received by the Underwriters. The relative fault of the Company and the Operating Partnership on the one hand and of the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company and/or the Operating Partnership or by the Underwriters and the
parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

     (d) The Company, the Operating Partnership and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the

                                      -36-

equitable considerations referred to in clause (i) and, if applicable, clause
(ii) of subsection (c) above. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this
Section 9 are several in proportion to their respective underwriting commitments and not joint.

     10. Survival:
         ---------

     The indemnity and contribution agreements contained in Section 9 and the covenants, warranties and representations of the Company and the Operating
Partnership contained in Sections 3, 4 and 5 of this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, or any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, or by or
on behalf of the Company, its directors and officers, the Operating Partnership or any person who controls the Company or the Operating Partnership within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act,
and shall survive any termination of this Agreement or the sale and delivery of the Shares. The Company and the Operating Partnership and each Underwriter agree promptly to notify the others of the commencement of any litigation or proceeding against it and, in the case of the Company or the Operating
Partnership, against any of their respective officers and directors, in connection with the sale and delivery of the Shares, or in connection with the
Registration Statement or Prospectus.

     11. Duties:
         -------

     Nothing in this Agreement shall be deemed to create a partnership, joint venture or agency relationship between the parties. The Underwriters undertake to perform such duties and obligations only as expressly set forth herein. Such duties and obligations of the Underwriters with respect to the Shares shall be determined solely by the express provisions of this Agreement, and the
Underwriters shall not be liable except for the performance of such duties and obligations with respect to the Shares as are specifically set forth in this
Agreement. The Company acknowledges that the Underwriters disclaim any implied duties (including any fiduciary duty), covenants or obligations arising from the
Underwriters' performance of the duties and obligations expressly set forth herein.

     12. Notices:
         --------

     Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered to Friedman, Billings, Ramsey & Co.,
Inc., 1001 19th Street North, Arlington, Virginia 22209, Attention: Syndicate
Department; or if to the Company or the Operating Partnership, shall be sufficient in all respects if delivered to

                                      -37-

the Company at the offices of the Company at 527 Madison Avenue, 16th Floor, New
York, New York 10022.

     13. Governing Law; Headings:
         ------------------------

     THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE
LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.
The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

     14. Parties at Interest:
         --------------------

     The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Company, the Operating Partnership and the controlling persons, directors and officers referred to in Sections 9 and 10 hereof, and their respective successors, assigns, executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

     15. Counterparts and Facsimile Signatures:
         --------------------------------------

     This Agreement may be signed by the parties in counterparts which together shall constitute one and the same agreement among the parties. A facsimile signature shall constitute an original signature for all purposes.

                                      -38-

     If the foregoing correctly sets forth the understanding among the Company, the Operating Partnership and the Underwriters, please so indicate in the space provided below for the purpose, whereupon this Agreement shall constitute a binding agreement among the Company, the Operating Partnership and the
Underwriters.

                         Very truly yours,

                         NORTHSTAR REALTY FINANCE CORP.

                         By:_____________________________
                            Name:
                            Title:

                         NORTHSTAR REALTY FINANCE LIMITED
                             PARTNERSHIP

                         By:  NorthStar Realty Finance Corp., its sole general
                              partner

                                  By:_____________________________
                                     Name:
                                     Title:

Accepted and agreed to as
of the date first above written:

FRIEDMAN, BILLINGS, RAMSEY & CO., INC.
BANC OF AMERICA SECURITIES LLC
JMP SECURITIES LLC

By:  FRIEDMAN, BILLINGS, RAMSEY & CO., INC.

By: ______________________________________
    Name:
    Title:

For themselves and as Representatives of the other Underwriters named on
Schedule I hereto.

                                      S-2

                                   SCHEDULE I

Underwriter                                                Number of Initial
-----------                                              Shares to be Purchased
                                                         ----------------------

Friedman, Billings, Ramsey & Co., Inc.
Banc of America Securities LLC
JMP Securities LLC

     Total........................................                 8,000,000
                                                                   =========

                                   SCHEDULE II

                        ISSUER FREE WRITING PROSPECTUSES

                                  SCHEDULE III

Price to Public:      $[    ] per share

Underwriting Discounts and Commissions: $[    ] per share

                                    Exhibit A
                             FORM OF LOCK-UP LETTER

                                                        _____________ ___, 2005

Friedman, Billings, Ramsey & Co., Inc.
Banc of America Securities LLC
JMP Securities LLC
  as Representatives of the several Underwriters
c/o Friedman, Billings, Ramsey & Co., Inc.
1001 19th Street North
Arlington, Virginia  22209

Dear Sirs:

         The undersigned understands that Friedman, Billings, Ramsey & Co.,
Inc., Banc of America Securities LLC and JMP Securities LLC (collectively, the
"Representatives") propose to enter into an Underwriting Agreement (the
"Underwriting Agreement"), as Representatives of the several underwriters named in Schedule I of the Underwriting Agreement (the "Underwriters"), with NorthStar
Realty Finance Corp., a Maryland corporation (the "Company"), and NorthStar
Realty Finance Limited Partnership, a Delaware limited partnership (the
"Operating Partnership"), providing for the public offering (the "Public
Offering") by (inter alia) the Underwriters of shares (the "Shares") of common stock, par value $0.01 per share, of the Company (the "Common Stock").

         To induce the Underwriters to continue its efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of Friedman, Billings, Ramsey & Co., Inc. and Banc of America
Securities LLC, it will not, during the period commencing on the date hereof and ending on the 90th day anniversary of the date of the final prospectus relating to the Public Offering (such period, the "Lock-Up Period" and such prospectus, the "Prospectus"), (1) offer, pledge, sell, loan, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any of the following (whether now owned by the undersigned or hereafter acquired): (a) Common Stock, (b) any securities convertible into or exercisable or exchangeable for any shares of Common Stock, including any units of limited partnership interest ("Units") issued by the
Operating Partnership or (c) any rights to purchase or otherwise acquire Common
Stock held by the undersigned or acquired by the undersigned after the date hereof, or that may be deemed to be beneficially owned by the undersigned; (2)
enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock or
Units, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise; or (3) redeem any Units. The undersigned further agrees that it will not publicly disclose the intention to make any such offer, sale, pledge, redemption or disposition or to enter into any transaction described in the preceding sentence during the Lock-Up Period without, in each case, the

                                      A-1

prior written consent of Friedman, Billings, Ramsey & Co., Inc. and Banc of
America Securities LLC. In addition, the undersigned agrees that, without prior written consent of Friedman, Billings, Ramsey & Co., Inc. and Banc of America
Securities LLC, it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration under the Securities Act of
1933, as amended (the "Securities Act"), of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

         In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer that would constitute a violation or breach of this letter. This letter shall be binding on the undersigned and the respective successors, heirs, personal representatives and assigns of the undersigned.

         The Company is not a party to or an intended beneficiary of this lock-up agreement and has no right or obligation to enforce any of its terms.
The parties hereto acknowledge that the preceding sentence is included herein to ensure compliance with the requirement of Section 856(a)(2) of the Internal
Revenue Code of 1986, as amended (the "Code") that the shares of stock of a
"real estate investment trust" under the Code be transferable.

         Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to agreement between the Company, the Operating Partnership and the
Representatives. The terms of this lock-up agreement shall expire in the event the Public Offering is not consummated on or before March 1, 2006.

                           Very truly yours,

                           (Printed or Typed Name)

                           By:
                              -------------------------------------------------

                                                                         (SEAL)
                           ----------------------------------------------

                           Title:
                                 ----------------------------------------------

                                      A-2

                                    Exhibit B
                                    ---------

                          Form of Corporate Opinion of
                    Skadden, Arps, Slate, Meagher & Flom LLP

                                      B-1

                                    Exhibit C
                                    ---------

                             Form of Tax Opinion of
                    Skadden, Arps, Slate, Meagher & Flom LLP

                                      C-1